PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
	December 31,
	2015	2016
Cost:
Computers and peripheral equipment	$11,775	$9,607
Office furniture and equipment	2,837	2,679
Leasehold improvements	6,981	7,142
Capitalized software	557	5,005

Total cost	22,150	24,433
Less: accumulated depreciation and amortization	9,436	10,228

Property and equipment, net	$12,714	$14,205